Virtus VUL • GP VUL

Vari-Vest series of VUL

Ohio National Life Assurance Corporation

Ohio National Variable Account R

Supplement dated July 22, 2019

to the Prospectuses dated May 1, 2019

The following supplements the prospectuses dated May 1, 2019. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

The following portfolios of Ohio National Fund, Inc. will be merging effective on or about August 23, 2019, or on such later date as may be deemed necessary in the judgment of the Board of the Directors of Ohio National Fund, Inc. (the “Mergers”). Accumulation Value that you have allocated to a target portfolio immediately prior to the Mergers will be allocated to the survivor portfolio. Any future allocation, dollar cost averaging or rebalancing instructions on your Policy that are impacted will be updated automatically.

Target Portfolio	Survivor Portfolio
ON Equity Portfolio	ON BlackRock Advantage Large Cap Core Portfolio

ON Capital Appreciation Portfolio	ON BlackRock Advantage Large Cap Core Portfolio

ON ClearBridge Small Cap Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio

ON ICON Balanced Portfolio	ON BlackRock Balanced Allocation Portfolio

You may change investment allocations at any time by contacting customer service at 800.366.6654.

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